UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.    )

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to § 240.14a-12

SANDISK CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Annual Meeting of Stockholders to Be Held on June 12, 2012.

SANDISK CORPORATION

Meeting Information

Meeting Type: Annual

For holders as of: April 18, 2012

Date: June 12, 2012 Time: 8:00 a.m. Local Time

Location:

SanDisk Corporation

601 McCarthy Boulevard

Milpitas, California 95035

SANDISK CORPORATION

601 MCCARTHY BLVD.

MILPITAS, CA 95035

You are receiving this communication because you hold shares in SanDisk Corporation.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT 2011 ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com

2) BY TELEPHONE: 1-800-579-1639

3) BY E-MAIL*: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 29, 2012 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Please check the meeting materials for any special requirements for meeting admittance. At the Annual Meeting of Stockholders, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Vote By Phone: You can vote by telephone by requesting a paper copy of the materials, which will include a proxy card containing a toll-free telephone number.

Voting Items

The Board of Directors recommends you vote FOR each of the nominees listed in Proposal 1:

1. Election of Directors

Nominees:

1a. Michael E. Marks

1b. Kevin DeNuccio

1c. Irwin Federman

1d. Steven J. Gomo

1e. Eddy W. Hartenstein

1f. Dr. Chenming Hu

1g. Catherine P. Lego

1h. Sanjay Mehrotra

The Board of Directors recommends you vote FOR Proposals 2 and 3:

2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 30, 2012.

3. Advisory resolution to approve executive compensation.

NOTE: To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

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